POWER OF ATTORNEY
                                -----------------

     Each of the undersigned officers and directors of Energy Corporation of America (the "Company") hereby constitutes and appoints John Mork, Joseph E. Casabona and Michael S. Fletcher and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this Form 10-K under the Securities Act of 1934, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them acting alone, full power and authority to do and perform each of every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as full to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all the such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1934, this Form 10-K has been signed on the _____ day of September, 2000, by the following persons in the capacities indicated.



       /S/ John Mork                              /S/ W. Gaston Capterton, III
-----------------------------------        -------------------------------------
John  Mork                                 W.  Gaston  Caperton,  III,  Director
President,
Chief  Executive  Officer, Director



       /S/ Joseph Casabona                       /S/ Peter Coors
-----------------------------------        -------------------------------------
Joseph  E.  Casabona                             Peter  H.  Coors,  Director
Executive  Vice  President,  Director



       /S/ Michael S. Fletcher                   /S/ L.B. Curtis
-----------------------------------        -------------------------------------
Michael  S.  Fletcher                            L.B.  Curtis,  Director
Chief  Financial  Officer, Treasurer



                                                 /S/ John J. Dorgan
                                            ------------------------------------
                                                John  J.  Dorgan,  Director



                                                 /S/ F. H. McCullough, III
                                            ------------------------------------
                                             F.  H.  McCullough,  III,  Director



                                                 /S/ Julie Mork
                                            ------------------------------------
                                                   Julie  Mork,  Director



                                                 /S/ A.C. Nielsen, Jr.
                                            ------------------------------------
                                            Arthur  C.  Nielsen,  Jr.,  Director